UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): October 16, 2025

HCI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-34126	20-5961396
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3802 Coconut Palm Drive

Tampa, Florida 33619

(Address of Principal Executive Offices)

(813) 405-3600

(Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	HCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On October 16, 2025, our majority-owned subsidiary, Exzeo Group, Inc. (“Exzeo”), filed with the Securities and Exchange Commission an amendment to its registration statement on Form S-1 (the “Exzeo Registration Statement”). The Exzeo Registration Statement included Exzeo’s preliminary estimated revenue and net income after tax for the three and nine months ended September 30, 2025. Based upon preliminary estimated financial results, Exzeo currently expects unaudited revenue will be between $53.5 million to $56.8 million and $162.0 million to $165.3 million for the three and nine months ended September 30, 2025, respectively. Exzeo also currently expects that unaudited net income after tax will be between $20.1 million to $22.2 million and $59.7 million to $61.8 million for the three and nine months ended September 30, 2025, respectively.

The unaudited preliminary financial results for the three and nine months ended September 30, 2025 reflect Exzeo’s preliminary estimates with respect to such results based on currently available information and are subject to completion of its financial closing procedures. Exzeo’s financial closing procedures for the three and nine months ended September 30, 2025 are not yet complete and, as a result, its actual results may vary from the estimated preliminary results presented here.

The preliminary estimates presented herein have been prepared by, and are the responsibility of, management. Forvis Mazars, LLP, Exzeo’s independent registered public accounting firm, has not audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial information. Accordingly, Forvis Mazars, LLP does not express an opinion or any other form of assurance with respect thereto.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. These statements may relate, among other things, to expectations regarding Exzeo’s estimated financial results for the three and nine months ended September 30, 2025. Words such as "anticipate," "estimate," "expect," "intend," "plan," "confident," "prospects" and "project" and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to various risks and uncertainties. Some of these risks and uncertainties are identified in the company's filings with the Securities and Exchange Commission. Should any risks or uncertainties develop into actual events, these developments could have material adverse effects on the company's business, financial condition and results of operations. HCI Group, Inc. disclaims all obligations to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 16, 2025.

HCI GROUP, INC.

By:	/s/ Andrew L. Graham
Andrew L. Graham General Counsel